UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

Quanex Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South Suite 1500 Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported on a Current Report on Form 8-K filed on November 20, 2007, Quanex Corporation (“Quanex”) announced that its Board of Directors had formally approved (i) the spin-off of its building products business to its stockholders (the “Spin-Off”) and (ii) the merger of a wholly-owned subsidiary of Gerdau S.A., Gerdau Delaware, Inc., a Delaware corporation (“Gerdau Delaware”), with and into Quanex’s remaining vehicular products business (the “Merger”) pursuant to an Agreement and Plan of Merger by and among Gerdau S.A., Gerdau Delaware and Quanex, dated November 18, 2007 (the “Merger Agreement”), which included the form of the documents to effect the Spin-Off as exhibits. On December 19, 2007, Quanex executed the Spin-Off documents, the material terms of which are summarized below.

Distribution Agreement

On December 19, 2007, Quanex entered into a Distribution Agreement (the “Distribution Agreement”) with Quanex Building Products LLC, a Delaware limited liability company and a wholly-owned subsidiary of Quanex (“QBP LLC”), and Quanex Building Products Corporation, a Delaware corporation and a wholly-owned subsidiary of QBP LLC (“QBPC”), that sets forth the agreements among Quanex, QBP LLC and QBPC regarding the principal transactions necessary to effect the Spin-Off. Under the terms of the Distribution Agreement, Quanex will transfer or cause to be transferred all of the assets and liabilities pertaining to Quanex’s building products business to QBP LLC. Either prior to or after the Distribution (as defined below), QBP LLC will merge with and into QBPC, with QBPC being the surviving entity (the “QBP Merger”). Pursuant to the Distribution Agreement, Quanex will distribute (the “Distribution”) to holders of the outstanding common stock of Quanex as of the record date of the Spin-Off for each share of Quanex common stock outstanding, either (a) one unit of limited liability company interest of QBP LLC, if the QBP Merger occurs after the Distribution, or (b) one share of QBPC common stock, par value $0.01 per share, if the QBP Merger occurs prior to the Distribution. The Distribution is subject to several conditions that must be satisfied or waived by Quanex in its sole discretion.

The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Tax Matters Agreement

On December 19, 2007, Quanex entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with QBP LLC and QBPC that governs Quanex’s, QBP LLC’s and QBPC’s respective rights, responsibilities, and obligations with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, non-income taxes and preparing and filing combined tax returns for periods (or portions thereof) ending on or before the Spin-Off.

Under the Tax Matters Agreement, Quanex, QBP LLC and QBPC agree, among other things, that the Spin-Off will be taxable to Quanex, and Quanex will be responsible for, and will indemnify QBPC, as the surviving entity in the QBP Merger, against, the resulting taxes, including all taxes imposed as a result of restructuring and transferring the building products business to QBP LLC, in an aggregate amount not to exceed $85 million. In the event the resulting taxes aggregate less than $85 million, Quanex will pay the difference to QBPC. QBPC will pay Quanex for any such taxes in excess of $85 million.

The foregoing description of the Tax Matters Agreement is qualified in its entirety by reference to the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Transition Services Agreement

On December 19, 2007, Quanex entered into a Transition Services Agreement (“Transition Services Agreement”) with QBP LLC, under which QBP LLC or one of its subsidiaries and Quanex or one of its subsidiaries will provide each other with various services, including services relating to general accounting, administrative, legal, banking, benefits, information technology, human resources and related services. Additional services may be added upon agreement of the parties, and any service may be terminated without impacting the provision of any other services.

The foregoing description of the Transition Services Agreement is qualified in its entirety by reference to the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Employee Matters Agreement

On December 19, 2007, Quanex entered into an Employee Matters Agreement (“Employee Matters Agreement”) with QBP LLC and QBPC that allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Spin-Off. The Employee Matters Agreement provides that, in general, after the Spin-Off, QBPC will take over responsibility for all obligations and liabilities relating to its current and former employees and their dependents, to the extent QBPC was not already responsible before the Spin-Off. QBPC will assume the existing collective bargaining agreements covering its employees who are employees of the building products business, and those employees employed at its corporate office on or after the date of the Distribution. QBPC’s participation in the Quanex employee plans and employee programs will end at the time of the Spin-Off and, with certain exceptions, QBPC will adopt similar, stand-alone plans and programs for its employees in order to maintain continuity after the Spin-Off. QBPC’s plans will provide a comprehensive array of retirement savings opportunities, welfare benefits (for example, group health, life and disability benefits), incentive compensation opportunities, flex plan and numerous other benefits and opportunities. QBPC’s plans will recognize and give full credit to its current employees for their service with Quanex or its subsidiaries before the Spin-Off.

The foregoing description of the Employee Matters Agreement is qualified in its entirety by reference to the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

First Amendment to Agreement and Plan of Merger

On December 20, 2007, Quanex entered into a First Amendment to Agreement and Plan of Merger with Gerdau S.A. and Gerdau Delaware (the “First Amendment”) in order to add a provision to the Merger Agreement which states that it is intended that the Spin-Off and the Merger be treated as an integrated transaction in redemption and disposition of the shares of Quanex common stock.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

2.1	First Amendment to Agreement and Plan of Merger, dated as of December 20, 2007, by and among Gerdau S.A., Gerdau Delaware, Inc. and Quanex Corporation.
10.1	Distribution Agreement, dated as of December 19, 2007, among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.
10.2	Tax Matters Agreement, dated as of December 19, 2007, among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.
10.3	Transition Services Agreement, dated as of December 19, 2007, between Quanex Corporation and Quanex Building Products LLC.
10.4	Employee Matters Agreement, dated as of December 19, 2007, by and among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

QUANEX CORPORATION

By: /s/ Brent L. Korb
Brent L. Korb
Vice President and Controller
(Principal Accounting Officer)

Index to Exhibits

Item
Number	Exhibit
2.1	First Amendment to Agreement and Plan of Merger, dated as of December 20, 2007, by and among Gerdau S.A., Gerdau Delaware, Inc. and Quanex Corporation.
10.1	Distribution Agreement, dated as of December 19, 2007, among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.
10.2	Tax Matters Agreement, dated as of December 19, 2007, among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.
10.3	Transition Services Agreement, dated as of December 19, 2007, between Quanex Corporation and Quanex Building Products LLC.
10.4	Employee Matters Agreement, dated as of December 19, 2007, by and among Quanex Corporation, Quanex Building Products LLC and Quanex Building Products Corporation.